UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21511

Lazard Global Total Return and Income Fund, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Global Total Return
and Income Fund, Inc.

Annual Report

December 31, 2017

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Assets and income
• Account transactions
• Credit history
• Transaction history
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to https://www.lazardassetmanagement.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Asset Management (Canada), Inc. and Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.
How does Lazard collect my personal information?	We collect your personal information, for example, when you:
• Open an account
• Seek advice about your investments
• Direct us to buy securities
• Direct us to sell your securities
• Enter into an investment advisory contract
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Lazard does not jointly market.

Lazard Global Total Return and Income Fund, Inc.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the year ended December 31, 2017. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

We believe that the Fund has provided investors with an attractive distribution return and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of December 31, 2017)

For the year ended December 31, 2017, the Fund’s net asset value (“NAV”) returned 33.2%, outperforming the 24.0% return of its benchmark, a linked index comprised of the MSCI World® Index, from inception through August 31, 2016, and the MSCI All Country World® Index (the “MSCI ACWI”) for all periods after August 31, 2016 (the “MSCI World/ACWI Linked Index”). While the three-year performance is similarly outperforming the benchmark, due to weaker performance during the years 2013 through 2015, the Fund’s NAV performance over longer time periods has lagged the benchmark. The since inception annualized return through December 31, 2017 was 7.2%, slightly behind the 7.3% return for the MSCI World/ACWI Linked Index for the same period. Shares of LGI ended 2017 with a market price of $18.00, representing a 9.1% discount to the Fund’s NAV per share of $19.81.

The Fund’s net assets were $190.3 million as of December 31, 2017, with total leveraged assets (net assets plus line of credit outstanding and net notional value of forward currency contracts) of $267.7 million, representing a 28.9% leverage rate. This leverage rate was higher than that at the end of 2016 (24.5%), but below the maximum permitted leverage rate of 33⅓%.

Within the global equity portfolio, stock selection within the financials, industrials and consumer staples sectors, and within the United States and Japan, contributed to performance. A higher-than-benchmark exposure to the information technology sector also added value. However, a higher-than-benchmark exposure to the US detracted from performance in the year.

The smaller, short duration1 emerging markets currency and debt portion of the Fund rallied strongly in 2017, but was a meaningful negative contributor to performance in the years 2013 to 2015. However, it has still contributed positively to performance since the Fund’s inception.

As of December 31, 2017, 68.5% of the Fund’s total leveraged assets consisted of global equities, 30.8% consisted of emerging market currency and debt instruments, and 0.7% consisted of cash and other assets.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, through 2017, the Fund has been declaring, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s published NAV per share on the last business day of the previous year. This published NAV per share may differ from the NAV per share as of year-end shown elsewhere in this shareholder report, generally as the result of post year-end accounting and tax adjustments to the published NAV per share. Throughout 2017, the monthly distribution rate per share was $0.08183. Total distributions in 2017 represented a distribution rate of 5.5% based on the Fund’s market price of $18.00 as of the close of trading on the NYSE on December 29, 2017. Of the $0.98196 per share distributed in 2017, none was a return of capital.

In November 2017, the Board of Directors (the “Board”) of LGI authorized an increase in the monthly distribution rate from 6.25% to 7.0% (on an annualized basis) of the NAV per share on the last business day of the previous year. The 2018 monthly distribution rate per share will, therefore, be $0.11556, reflecting this new 7.0% distribution rate.

Additional Information

Please note that available on www.lazardassetmanagement.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices regarding the composition of monthly (and any additional) distributions required by Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). You may also reach Lazard by phone at 1-800-823-6300.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return and Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio

(68.5% of total leveraged assets)

The Fund’s global equity portfolio is invested in approximately 60 to 80 US and non-US equity securities of companies (including those in emerging markets) with market capitalizations greater than $2 billion. Examples include Alphabet, a US-based multinational technology company; Zoetis, the world’s largest producer of medicine and vaccinations for pets and livestock; Ryohin Keikaku, a Japanese retail company which sells a wide variety of household and consumer goods; and Sanlam, a South African provider of financial services.

Companies held in the global equity portfolio are all based in both developed and emerging market regions around the world. As of December 31, 2017, 56.7% of the portfolio’s stocks were based in North America, 13.6% were based in continental Europe (not including the United Kingdom), 11.1% were from the United Kingdom, 7.8% were from Japan, 7.1% were from the rest of Asia (not including Japan) and Australia, 1.8% were from Africa and the Middle East, and 1.9% were from Latin America.

The global equity portfolio is well-diversified across a number of industry sectors. The top two sectors, by weight, as of December 31, 2017, were information technology (23.3% of the portfolio) and financials (21.7% of the portfolio). Other sectors in the portfolio included industrials, consumer staples, healthcare, consumer discretionary, materials, real estate and energy. The average dividend yield on the securities held in the global equity portfolio was approximately 1.7% as of December 31, 2017.

Global Equity Markets Review

Global equity markets rose strongly in 2017, closing positive in all four quarters. Globally, economic and corporate growth accelerated and — though at different stages — developed market central banks continued to move towards tighter policy while not stunting the recovery. Crude oil rose, while the dollar index declined. While sliding through mid-year, the yield on the US 10-year bond rose to close out the year flat. Emerging markets benefited from the continued acceleration in global growth, and as their currencies moved higher. Additionally, economic data from China remained largely positive. US stocks outperformed as the Federal Reserve continued to raise rates at a measured pace and laid out plans to reduce its balance sheet, all while continuing to express confidence in the economy. President Trump took office and with the Republican-controlled Congress began to push their trade, tax, fiscal and regulatory agendas — though at a slower pace than anticipated. Notable was corporate tax reform, which was passed in the closing month of the year. Equities in the United Kingdom were laggards as leadership made some progress towards negotiating an exit from the European Union and economic data showed some signs of softening. While showing signs of sluggishness throughout the year, Europe closed out the year outperforming the MSCI ACWI benchmark. Economic conditions continued to improve and the European Central Bank (ECB) kept policy unchanged, but the ECB began to mull tapering of stimulus. While concerns of rising populism subsided early in the year, politics remained a concern. Secessionist tensions continued to simmer in the Catalonia region of Spain, Merkel’s ability to form a coalition in Germany was questioned and investors also began to look towards Italian elections. Japan ended the year in line with the MSCI ACWI benchmark as the Bank of Japan maintained its outlook, economic reports remained solid and Abe’s ruling coalition delivered an assertive election victory.

What Helped and Hurt LGI

Stock selection in the financials sector contributed to performance in 2017. Shares of AIA Group, an Asian insurer and financial services company, rose on strong new business metrics and increasing potential for growth. We continue to like AIA Group as shares remain attractively valued, and AIA has a dominant market position as the company’s focus on health insurance is a distinguishing feature relative to its Chinese peers. Stock selection within the US and an overweight position in the information technology sector helped performance. Shares of Tencent Holdings, a Chinese internet company, climbed on continued strong fundamental results. We like Tencent Holdings’ dominant platform and growth in advertising and

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

because it is positioned to benefit from the market shift towards mobile. Stock selection within the industrials and consumer staples sectors also added value.

In contrast, a position in Molson Coors Brewing, a global brewing company, hurt performance. Shares fell following poor communication at the company’s investor day, combined with a number of transitory factors. We continue to own Molson Coors as we like the company’s stable, high-cash-flow business model, and believe that the MillerCoors acquisition should drive significant cost synergies and financial productivity improvements. A position in oil services company Schlumberger also hurt performance. Shares fell as fundamental results disappointed and the company lowered its capital expenditure forecasts. We like Schlumberger as we believe the company is an industry leader and its financial productivity, strategic sense and technology investment enables it to maintain its distance to other competitors.

Emerging Markets Currency and Debt Portfolio

(30.8% of total leveraged assets)

The Fund also seeks income through investing in primarily high-yielding, short-duration emerging markets forward currency contracts and local currency debt instruments. As of December 31, 2017, this portfolio consisted of forward currency contracts (67.1%) and sovereign debt obligations (32.9%). The average duration of the emerging markets currency and debt portfolio decreased meaningfully during 2017, with the December 31, 2017 duration at approximately 10 months, compared to 27 months at the end of 2016. The average yield decreased from 8.0%2 on December 31, 2016 to 6.2% on December 31, 2017.

Emerging Markets Currency and Debt Markets Review

Emerging local currency and debt markets extended their recovery in 2017. Idiosyncratic country developments played a strong role in returns. Otherwise, performance was influenced by a favorable global environment marked by a slow, deliberate policy normalization cycle in the United States, global reflation, compelling emerging market local market fundamentals (such as basic balance surpluses and record foreign exchange reserves in many countries), positive emerging markets versus developed markets real interest rate and economic growth differentials, and sharply discounted emerging markets currency valuations.

What Helped and What Hurt LGI

A synchronized global recovery, much-improved emerging markets fundamentals, and discounted valuations supported emerging markets currency and local debt markets. Egypt led contributors on sizeable market exposure following the country’s International Monetary Fund 3-year program agreement and massive devaluation. Ongoing macro and policy adjustment, central bank foreign exchange reserve rebuild, high yields, and ensuing pound stabilization drove results. Frontier markets (besides Egypt) added value. Sizeable exposure to Malaysia, China, and India benefited returns. Indonesia and South African security selection added material value. Russian ruble and OFZ (ruble-denominated government fixed-income instruments) duration exposure also helped performance, benefiting from the ongoing oil recovery (off the 2015 lows), sharply improving growth/inflation data, high carry, and orthodox monetary policy. Polish and Czech exposure outperformed the European region. European reflation also benefited Hungary, in spite of its unorthodox easy monetary stance, owing to its huge basic balance of payments surplus position.

Amongst detractors, lack of exposure to low-yielding Taiwan and Singapore limited the portfolio’s upside from uncharacteristically sharp currency appreciation during the first quarter. Material non-resident inflows into Taiwanese equities, a soft US dollar, and markedly reduced currency intervention in Taiwan (perhaps pre-empting a “currency manipulator” label by the US administration) propelled gains. Modest allocations to Romania, South Africa, Israel, South Korea, Chile, and Mexico limited upside from these top-performing markets.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

Total returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the MSCI World/ACWI Linked Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI ACWI is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging markets country indices. The MSCI World/ACWI Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the MSCI World Index for all periods through August 31, 2016 (when the Fund changed the investment strategy in its Global Equity Strategy) and the MSCI ACWI for all periods thereafter. The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices. The indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of December 31, 2017; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI, MSCI ACWI and MSCI World/ACWI Linked Index*

Value at 12/31/17
LGI at Market Price	$16,258
LGI at Net Asset Value	15,629
MSCI ACWI	15,755
MSCI World/ACWI Linked Index	16,456

Average Annual Total Returns* Periods Ended December 31, 2017

	One Year	Five Years	Ten Years
Market Price	39.20%	11.01%	4.98%
Net Asset Value	33.16%	9.07%	4.57%
MSCI ACWI	23.97%	10.80%	4.65%
MSCI World/ACWI Linked Index	23.97%	11.79%	5.11%

*	Total returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that Fund shares, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”), if any, also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 4 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.

As of September 1, 2016, the Fund changed the investment strategy in its Global Equity Strategy. The Fund invests in a portfolio of approximately 60 to 80 US and non-US equity securities, including American Depositary Receipts. The Fund generally invests in securities of companies with market capitalizations greater than $2 billion and may invest in emerging markets.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI ACWI is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging markets country indices. The MSCI World/ACWI Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the MSCI World Index for all periods through August 31, 2016 (when the Fund changed the investment strategy in its Global Equity Strategy) and the MSCI ACWI for all periods thereafter. The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices. The indices are unmanaged, have no fees or costs and are not available for investment.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings December 31, 2017

Security	Fair Value	Percentage of Net Assets
Alphabet, Inc., Class A	$4,453,775	2.3%
The Coca-Cola Co.	4,204,673	2.2
Zoetis, Inc.	4,020,552	2.1
Microsoft Corp.	3,791,560	2.0
Vantiv, Inc., Class A	3,617,189	1.9
Honeywell International, Inc.	3,435,264	1.8
Intercontinental Exchange, Inc.	3,323,376	1.7
Apple, Inc.	3,312,677	1.7
Ryohin Keikaku Co., Ltd.	3,300,366	1.7
National Bank of Canada	3,228,309	1.7

Portfolio Holdings Presented by Sector December 31, 2017

Sector	Percentage of Total Investments
Consumer Discretionary	6.8%
Consumer Staples	10.9
Energy	1.2
Financials	18.8
Health Care	7.9
Industrials	15.6
Information Technology	20.2
Materials	3.9
Real Estate	1.3
Sovereign Debt	13.2
Short-Term Investments	0.2
Total Investments	100.0%

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments

December 31, 2017

Description	Shares	Fair Value
Common Stocks—96.4%
Australia—1.0%
Link Administration Holdings, Ltd.	281,700	$1,848,799
Brazil—1.8%
Ambev SA	298,500	1,934,693
Cielo SA	211,680	1,494,708
		3,429,401
Canada—4.1%
CAE, Inc.	83,400	1,549,236
Canadian National Railway Co.	36,800	3,034,463
National Bank of Canada	64,700	3,228,309
		7,812,008
China—2.2%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	8,815	1,519,970
Tencent Holdings, Ltd.	52,700	2,724,326
		4,244,296
Denmark—1.2%
Carlsberg A/S, Class B	19,527	2,338,873
Finland—0.9%
Sampo Oyj, A Shares	32,466	1,783,533
France—1.1%
Ubisoft Entertainment SA (*)	27,700	2,131,343
Germany—3.0%
Continental AG	9,854	2,660,334
Symrise AG	36,415	3,122,098
		5,782,432
Hong Kong—1.6%
AIA Group, Ltd.	359,600	3,066,783
Ireland—1.5%
Shire PLC	54,636	2,833,880
Israel—0.9%
Israel Discount Bank, Ltd., Class A (*)	572,600	1,663,243
Japan—7.5%
AEON Financial Service Co., Ltd.	96,200	2,234,069
Daiwa House Industry Co., Ltd.	74,700	2,869,750
Kao Corp.	29,000	1,961,496
Ryohin Keikaku Co., Ltd.	10,600	3,300,366
TechnoPro Holdings, Inc.	44,400	2,411,973
Yamaha Corp.	40,400	1,481,812
		14,259,466
Netherlands—1.7%
Wolters Kluwer NV	61,932	3,225,029

Description	Shares	Fair Value
Singapore—1.0%
Oversea-Chinese Banking Corp., Ltd.	209,900	$1,939,259
South Africa—0.8%
Sanlam, Ltd.	228,696	1,606,881
Sweden—2.8%
Assa Abloy AB, Class B	81,229	1,685,535
Hexagon AB, B Shares	39,500	1,975,489
Nordea Bank AB	135,600	1,641,104
		5,302,128
Switzerland—0.9%
Julius Baer Group, Ltd.	27,300	1,669,041
Taiwan—1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	47,550	1,885,358
United Kingdom—10.8%
Ashtead Group PLC	94,091	2,511,092
British American Tobacco PLC	27,012	1,823,053
Coca-Cola European Partners PLC	51,845	2,066,023
Compass Group PLC	108,319	2,342,177
Diageo PLC	85,462	3,127,768
Prudential PLC	91,789	2,359,911
RELX NV	138,707	3,188,715
Rio Tinto PLC	29,100	1,535,815
Unilever PLC	27,499	1,523,433
		20,477,987
United States—50.6%
Accenture PLC, Class A	20,490	3,136,814
Alphabet, Inc., Class A (*)	4,228	4,453,775
Aon PLC	21,100	2,827,400
Apple, Inc.	19,575	3,312,677
Applied Materials, Inc.	22,830	1,167,070
AutoZone, Inc. (*)	2,665	1,895,801
Biogen, Inc. (*)	7,325	2,333,525
Cisco Systems, Inc.	54,750	2,096,925
Citigroup, Inc.	42,295	3,147,171
Comerica, Inc.	22,800	1,979,268
Commerce Bancshares, Inc.	23,609	1,318,341
Crown Holdings, Inc. (*)	31,055	1,746,844
DXC Technology Co.	17,735	1,683,052
Eaton Corp. PLC	19,620	1,550,176
eBay, Inc. (*)	26,300	992,562
Five Below, Inc. (*)	25,945	1,720,672
Honeywell International, Inc.	22,400	3,435,264
Intercontinental Exchange, Inc.	47,100	3,323,376
IQVIA Holdings, Inc. (*)	27,300	2,672,670
Johnson Controls International PLC .	39,325	1,498,676
Medtronic PLC	26,490	2,139,067
Microsoft Corp.	44,325	3,791,560

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2017

Description	Shares	Fair Value
Molson Coors Brewing Co., Class B	23,900	$1,961,473
Monsanto Co.	15,300	1,786,734
Motorola Solutions, Inc.	20,320	1,835,709
Rockwell Automation, Inc.	16,110	3,163,198
S&P Global, Inc.	18,400	3,116,960
Schlumberger, Ltd.	37,570	2,531,842
Snap-on, Inc.	9,500	1,655,850
Starbucks Corp.	16,485	946,734
The Charles Schwab Corp.	57,800	2,969,186
The Coca-Cola Co.	91,645	4,204,673
The J.M. Smucker Co.	16,700	2,074,808
Thermo Fisher Scientific, Inc.	14,900	2,829,212
United Technologies Corp.	18,415	2,349,202
Vantiv, Inc., Class A (*)	49,180	3,617,189
Visa, Inc., Class A	27,710	3,159,494
Welbilt, Inc. (*)	74,400	1,749,144
Zoetis, Inc.	55,810	4,020,552
		96,194,646
Total Common Stocks (Cost $143,875,868)		183,494,386

Description	Principal Amount (000) (¢)	Fair Value
Foreign Government Obligations—14.7%
Brazil—1.5%
Brazil NTN-F:
10.00%, 01/01/21	2,739	$849,565
10.00%, 01/01/27	6,330	1,887,827
		2,737,392
Dominican Republic—0.5%
Dominican Republic Bonds:
15.95%, 06/04/21 (#)	16,800	429,984
10.50%, 04/07/23 (#)	20,300	457,131
		887,115
Egypt—3.1%
Egypt Treasury Bills:
0.00%, 01/02/18	11,800	663,667
0.00%, 07/03/18	26,600	1,368,380
0.00%, 08/21/18	78,300	3,921,958
		5,954,005
Indonesia—1.0%
Indonesia Government Bonds:
8.25%, 07/15/21	10,321,000	814,345
8.375%, 09/15/26	13,313,000	1,105,860
		1,920,205
Description	Principal Amount (000) (¢)	Fair Value
Malaysia—2.6%
Malaysia Government Bonds:
4.24%, 02/07/18	6,300	$1,558,746
3.58%, 09/28/18	9,150	2,271,140
3.759%, 03/15/19	4,661	1,160,738
		4,990,624
Mexico—1.3%
Mexican Bonos:
6.50%, 06/10/21	39,180	1,925,354
5.75%, 03/05/26	13,620	613,011
		2,538,365
Romania—0.2%
Romania Government Bonds, 5.85%, 04/26/23	1,580	441,512
Russia—1.0%
Russia Government Bonds - OFZ, 7.50%, 08/18/21	110,100	1,942,976
South Africa—1.1%
Republic of South Africa, 6.75%, 03/31/21	25,950	2,044,815
Sri Lanka—0.1%
Sri Lanka Government Bonds, 9.25%, 05/01/20	32,000	206,878
Turkey—1.6%
Turkey Government Bonds:
10.40%, 03/27/19	5,700	1,454,135
2.00%, 10/26/22	5,817	1,477,148
		2,931,283
Uruguay—0.7%
Republica Orient Uruguay, 5.00%, 09/14/18	36,716	1,299,142
Total Foreign Government Obligations (Cost $27,739,680)		27,894,312

Description	Shares	Fair Value
Short-Term Investments—0.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $335,623)	335,623	$335,623
Total Investments—111.3% (Cost $171,951,171) (¤)		$211,724,321
Liabilities in Excess of Cash and Other Assets—(11.3)%		(21,420,399)
Net Assets—100.0%		$190,303,922

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2017

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
ARS	25,198,260	USD	1,383,000	CIT	01/22/18	$—	$43,736
ARS	16,850,496	USD	942,000	HSB	01/22/18	—	46,412
ARS	17,479,485	USD	939,000	SCB	02/02/18	—	15,381
BRL	3,999,275	USD	1,187,045	CIT	10/16/18	—	18,933
BRL	4,181,682	USD	1,283,000	HSB	01/08/18	—	23,062
CLP	592,395,300	USD	931,000	HSB	02/20/18	31,409	—
CNY	10,726,088	USD	1,563,000	CIT	01/17/18	82,912	—
CNY	7,642,875	USD	1,145,000	HSB	02/09/18	26,262	—
CNY	19,094,492	USD	2,872,000	HSB	03/22/18	47,137	—
COP	2,698,559,500	USD	889,000	CIT	01/10/18	14,622	—
COP	3,783,169,100	USD	1,259,000	CIT	01/29/18	5,584	—
COP	6,038,644,400	USD	2,003,000	CIT	02/12/18	13,030	—
CZK	2,224,329	EUR	87,000	CIT	01/26/18	66	—
CZK	39,551,005	EUR	1,547,500	CIT	01/26/18	513	—
CZK	81,202,455	EUR	3,043,000	CIT	02/27/18	160,921	—
CZK	19,043,025	EUR	750,000	JPM	02/28/18	—	6,064
DOP	40,698,000	USD	843,482	CIT	01/10/18	—	2,117
DOP	42,700,000	USD	875,000	CIT	01/19/18	6,435	—
EGP	24,103,950	USD	1,266,962	CIT	02/28/18	67,775	—
EUR	3,031,639	CZK	81,202,455	CIT	02/27/18	—	174,596
GHS	2,025,125	USD	425,000	SCB	02/26/18	10,664	—
HUF	643,869,120	USD	2,481,000	CIT	01/29/18	8,574	—
HUF	720,874,100	USD	2,707,000	HSB	02/15/18	82,549	—
IDR	31,835,040,000	USD	2,287,000	HSB	04/26/18	34,591	—
IDR	12,653,550,000	USD	927,000	SCB	02/07/18	2,634	—
INR	64,594,619	USD	1,007,000	CIT	01/22/18	2,870	—
INR	89,411,530	USD	1,366,000	SCB	01/10/18	33,625	—
INR	147,624,465	USD	2,245,000	SCB	01/22/18	62,957	—
KRW	2,017,216,500	USD	1,846,000	SCB	01/12/18	38,843	—
KZT	344,185,800	USD	1,015,297	CIT	02/08/18	11,557	—
KZT	475,659,000	USD	1,422,000	CIT	02/26/18	—	8,854
KZT	419,015,300	USD	1,234,577	CIT	03/27/18	2,667	—
KZT	290,895,000	USD	860,000	SCB	01/29/18	9,739	—
KZT	340,958,400	USD	1,004,000	SCB	03/12/18	5,860	—
MAD	8,930,210	USD	928,779	CIT	03/20/18	12,417	—
MAD	8,134,375	USD	851,767	CIT	03/26/18	4,359	—
PEN	1,424,902	USD	436,725	CIT	02/05/18	2,112	—
PEN	3,598,398	USD	1,110,000	CIT	02/15/18	—	2,326
PEN	4,032,356	USD	1,235,782	SCB	01/19/18	6,940	—
PHP	140,299,620	USD	2,724,000	JPM	01/12/18	85,407	—
PHP	67,113,995	USD	1,313,000	SCB	02/20/18	28,506	—
PLN	5,725,840	USD	1,600,000	CIT	01/18/18	44,925	—
PLN	4,302,462	USD	1,201,000	HSB	01/18/18	35,016	—
RUB	112,125,373	USD	1,889,000	CIT	02/16/18	47,803	—
RUB	22,819,140	USD	383,000	JPM	01/16/18	12,634	—
RUB	26,074,400	USD	440,000	SCB	02/16/18	10,397	—
THB	90,692,160	USD	2,795,000	SCB	02/16/18	—	8,923
TRY	5,866,067	USD	1,353,000	SCB	11/13/18	54,943	—
USD	1,205,000	BRL	3,999,275	HSB	10/16/18	36,887	—

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (concluded)

December 31, 2017

Forward Currency Contracts open at December 31, 2017 (concluded):

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
USD	1,315,287	EGP	24,103,950	CIT	02/28/18	$—	$19,450
USD	7,830	EUR	6,565	CIT	02/27/18	—	72
USD	216,062	EUR	181,154	CIT	02/27/18	—	1,984
USD	410,000	MXN	7,862,980	SCB	01/22/18	11,485	—
USD	1,496,000	TRY	5,805,527	HSB	01/19/18	—	27,794
USD	947,000	TRY	3,703,717	SCB	01/19/18	—	25,125
USD	1,902,574	ZAR	25,387,573	CIT	01/12/18	—	146,507
UYU	30,025,352	USD	1,036,000	JPM	01/18/18	4,079	—
ZAR	12,710,276	USD	926,000	SCB	01/12/18	99,872	—
ZAR	10,992,818	USD	861,000	SCB	02/22/18	20,852	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$1,282,430	$571,336

Currency Abbreviations:						Counterparty Abbreviations:

ARS	— Argentinian Peso	GHS	— Ghanaian Cedi	PHP	— Philippine Peso	CIT	— Citibank NA
BRL	— Brazilian Real	HUF	— Hungarian Forint	PLN	— Polish Zloty	HSB	— HSBC Bank USA NA
CLP	— Chilean Peso	IDR	— Indonesian Rupiah	RUB	— Russian Ruble	JPM	— JPMorgan Chase Bank NA
CNY	— Chinese Renminbi	INR	— Indian Rupee	THB	— Thai Baht	SCB	— Standard Chartered Bank
COP	— Colombian Peso	KRW	— South Korean Won	TRY	— New Turkish Lira
CZK	— Czech Koruna	KZT	— Kazakhstan Tenge	USD	— United States Dollar
DOP	— Dominican Republic Peso	MAD	— Moroccan Dirham	UYU	— Uruguayan Peso
EGP	— Egyptian Pound	MXN	— Mexican New Peso	ZAR	— South African Rand
EUR	— Euro	PEN	— Peruvian New Sol

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments

December 31, 2017

(*)	Non-income producing security.
(¢)	Principal amount denominated in respective country’s currency.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2017, these securities amounted to 0.5% of net assets.
(¤)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	— American Depositary Receipt
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F

Portfolio holdings by industry† (as a percentage of net assets):
Aerospace & Defense	2.1%
Auto Components	1.4
Banks	7.8
Beverages	8.2
Biotechnology	2.7
Building Products	1.7
Capital Markets	5.8
Chemicals	2.6
Communications Equipment	2.1
Consumer Finance	1.2
Containers & Packaging	0.9
Electrical Equipment	2.5
Electronic Equipment, Instruments & Components	1.1
Energy Equipment & Services	1.3
Food Products	1.1
Health Care Equipment & Supplies	1.1
Hotels, Restaurants & Leisure	1.7
Industrial Conglomerates	1.8
Insurance	6.1
Internet Software & Services	5.1
IT Services	7.9
Leisure Products	0.8
Life Sciences Tools & Services	2.9
Machinery	1.8
Metals & Mining	0.8
Multiline Retail	1.7
Personal Products	1.8
Pharmaceuticals	2.1
Professional Services	4.6
Real Estate Management & Development	1.5
Road & Rail	1.6
Semiconductors & Semiconductor Equipment	1.6
Software	3.1
Specialty Retail	1.9
Technology Hardware, Storage & Peripherals	1.7
Tobacco	1.0
Trading Companies & Distributors	1.3
Subtotal	96.4
Foreign Government Obligations.	14.7
Short-Term Investments	0.2
Total Investments	111.3%
†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Assets and Liabilities

December 31, 2017

ASSETS
Investments in securities, at fair value (cost $171,951,171)	$211,724,321
Foreign currency, at fair value (cost $334,854)	333,846
Receivables for:
Dividends and interest	759,185
Investments sold	21
Gross unrealized appreciation on forward currency contracts	1,282,430
Total assets	214,099,803

LIABILITIES
Management fees payable	191,449
Line of credit outstanding	22,865,000
Gross unrealized depreciation on forward currency contracts	571,336
Other accrued expenses and payables	168,096
Total liabilities	23,795,881
Net assets	$190,303,922

NET ASSETS
Paid in capital (Note 2(f))	$146,830,580
Undistributed (Distributions in excess of) net investment income (loss) (Note 2(f))	(1,060,140)
Accumulated net realized gain (loss)	4,058,968
Net unrealized appreciation (depreciation) on:
Investments	39,762,206
Foreign currency translations and forward currency contracts	712,308
Net assets	$190,303,922

Shares of common stock outstanding*	9,605,237
Net asset value per share	$19.81
Market value per share	$18.00

*$0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2017

INVESTMENT INCOME (LOSS)

Income:
Dividends (net of foreign withholding taxes of $164,917)	$2,804,967
Interest (net of foreign withholding taxes of $14,853)	2,131,069
Total investment income	4,936,036

Expenses:
Management fees (Note 3)	2,028,498
Professional services	148,189
Custodian fees	80,728
Stockholders’ reports	68,382
Stockholders’ services	43,779
Administration fees	35,017
Stockholders’ meeting	21,775
Directors’ fees and expenses	10,490
Other	63,432
Total expenses before interest expense	2,500,290
Interest expense	452,321
Total expenses	2,952,611
Net investment income (loss)	1,983,425

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND FORWARD CURRENCY CONTRACTS
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes of $4,539)	8,786,470
Foreign currency transactions	46,345
Forward currency contracts	2,746,105
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	11,578,920
Net change in unrealized appreciation (depreciation) on:
Investments (includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of $(10,944))	34,586,105
Foreign currency translations	(3,670)
Forward currency contracts	632,862
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	35,215,297
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	46,794,217
Net increase (decrease) in net assets resulting from operations	$48,777,642

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income (loss)	$1,983,425	$3,908,390
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	11,578,920	3,664,178
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	35,215,297	5,955,180
Net increase (decrease) in net assets resulting from operations	48,777,642	13,527,748

Distributions to Stockholders (Note 2(f)):
From net investment income	(9,431,958)	(7,424,533)
Return of capital	—	(1,736,558)
Net decrease in net assets resulting from distributions	(9,431,958)	(9,161,091)
Total increase (decrease) in net assets	39,345,684	4,366,657
Net assets at beginning of period	150,958,238	146,591,581
Net assets at end of period*	$190,303,922	$150,958,238
* Includes undistributed (distributions in excess of) net investment income (loss) of (Note 2(f))	$(1,060,140)	$(1,146,321)

Transactions in Capital Shares:
Common shares outstanding at beginning of period	9,605,237	9,605,237
Common shares outstanding at end of period	9,605,237	9,605,237

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Cash Flows

For the Year Ended December 31, 2017

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$48,777,642
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities (Increase) Decrease in dividends and interest receivable	406,721
(Increase) Decrease in due from custodian	17,048
Accretion of bond discount and amortization of bond premium	(539,398)
Inflation index adjustment	(145,715)
(Increase) Decrease in other accrued expenses and payables	68,275
Net realized (gain) loss on investments, foreign currency transactions and forward currency contracts	(11,578,920)
Net change in unrealized (appreciation) depreciation on investments, foreign currency translations and forward currency contracts	(35,215,297)
Purchases of long-term investments	(88,716,988)
Proceeds from disposition of long-term investments	89,951,125
Proceeds from disposition of short-term investments, net	5,200,175
Net cash provided by (used in) operating activities	8,224,668

Cash flows from financing activities:
Cash distributions paid (Note 2(f))	(9,431,958)
Gross drawdowns in line of credit balance	4,965,000
Gross paydowns in line of credit balance	(6,600,000)
Net cash provided by (used in) financing activities	(11,066,958)

Effect of exchange rate changes on cash	2,788,781
Net increase (decrease) in cash and foreign currency	(53,509)

Cash and foreign currency:
Beginning balance	387,355
Ending balance	$333,846

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$(437,584)

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period

	Year Ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$15.72	$15.26		$17.82	$19.95	$17.42
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.40	^	0.39	0.37	0.39
Net realized and unrealized gain (loss)	4.86	1.01		(1.84)	(1.25)	3.23
Total from investment operations	5.07	1.41		(1.45)	(0.88)	3.62
Less distributions from (Note 2(f)):
Net investment income	(0.98)	(0.77)		—	(0.08)	(1.06)
Net realized gains	—	—		—	(1.13)	—
Return of capital	—	(0.18)		(1.11)	(0.04)	(0.03)
Total distributions	(0.98)	(0.95)		(1.11)	(1.25)	(1.09)
Net asset value, end of period	$19.81	$15.72		$15.26	$17.82	$19.95
Market value, end of period	$18.00	$13.74		$13.08	$15.81	$17.62

Total Return based upon (a):
Net asset value	33.07%	9.75%	^	–8.58%	–4.69%	21.31%
Market value	39.20%	13.02%		–10.78%	–3.63%	24.61%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$190,304	$150,958		$146,592	$171,187	$191,577
Ratios to average net assets:
Net expenses	1.72%	1.72%	^	1.46%	1.51%	1.52%
Total expenses	1.72%	1.73%		1.46%	1.51%	1.52%
Net investment income (loss)	1.15%	2.69%	^	2.30%	1.89%	2.07%
Portfolio turnover rate	42%	103%		16%	10%	35%
Asset coverage per $1,000 of loan outstanding (b)	$9,323	$7,162		$11,180	$13,013	$14,253
Bank borrowing outstanding (in thousands)	$22,865	$24,500		$14,400	$14,250	$14,455

^	Refer to Note 4 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Fund in the period. The amount of the reimbursement was less than $0.005 per share. There was a 0.07% impact on the total return of the Fund. There was a 0.01% impact on the net expenses and net investment income (loss) ratios of the Fund.
(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.
(b)	Calculated as the sum of the Fund’s net assets and line of credit outstanding, as both figures are shown on the Fund’s Statement of Assets and Liabilities, then dividing that sum by the line of credit outstanding and multiplying the result by 1,000.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements

December 31, 2017

1. Organization

Lazard Global Total Return and Income Fund, Inc. was incorporated in Maryland on January 27, 2004 and is registered under the 1940 Act, as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LGI and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of the Fund is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Interest income, if any, is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). The Fund accrues and applies such taxes to net

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2017

investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the Fund has filed tax reclaims for previously withheld taxes on dividends earned in those countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the Fund’s NAV per share.

(c) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of NAV, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in NAV, or less of an increase in NAV, than if the Fund were not leveraged. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Federal Income Taxes—The Fund’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to stockholders. Therefore, no federal income tax provision is required.

At December 31, 2017, the Fund had no unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains.

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2017

first day of the following tax year. For the tax year ended December 31, 2017, the Fund had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

	Aggregate	Aggregate	Net
	Gross	Gross	Unrealized
Aggregate	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$171,921,908	$40,413,196	$942,109	$39,471,087

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(f) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, and wash sales. The book/tax differences relating to stockholder distributions resulted in reclassifications among certain capital accounts as follows:

Undistributed
	(Distributions in	Accumulated
	Excess of) Net	Net Realized
Paid in Capital	Investment Income	Gain (Loss)
$(14,853)	$7,534,714	$(7,519,861)

The Fund has implemented a Level Distribution Policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s Level Distribution Policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net real-

ized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid throughout the year, the Fund issues any required notices pursuant to Section 19(a) of the 1940 Act (the “Section 19(a) Notices”), each stating that the Fund has distributed more than its then-current net investment income. However, for 2017, none of the $0.98196 per share distributed was determined to be a return of capital. The Section 19(a) Notices may also be viewed at www.lazardassetmanagement.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investments during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	2017	2016
Ordinary Income	$9,431,958	$3,214,190
Long-Term Capital Gain	—	4,210,343
Return of Capital	—	1,736,558
Total	$9,431,958	$9,161,091

At December 31, 2017, the components of distributable earnings and unrealized appreciation, on a tax basis, were as follows:

Net Unrealized
Undistributed	Undistributed	Appreciation
Ordinary Income	Long-Term	(Depreciation)
(Deferred	Capital Gain (Deferred	Including Foreign
Ordinary Losses)	Capital Losses)	Currency
$925,966	$3,086,019	$39,461,357

(g) Allocation of Expenses—Expenses common to the Fund, The Lazard Funds, Inc., Lazard Retirement Series,

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2017

Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund primarily on the basis of relative net assets.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(i) Net Asset Value—NAV per share for the Fund is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of Fund shares outstanding.

3. Investment Management Agreement

The Fund has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities, and provides the Fund with administrative, operational and compliance assistance services.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. For the year ended December 31, 2017, the effective annualized management fee, as a percentage of the Fund’s average net assets, was 1.18%.

The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (“Financial Leverage”) to make Currency Investments (defined below), rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy consisting of approximately 60 to 80 US and non-US equity securities of companies (including those in emerging markets) with market capitalizations greater than $2 billion. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2017

end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement” in the Fund’s semi-annual report for the period ended June 30, 2017.

	Fund’s management	Typical
	fee based on	management
	Total Leveraged	fee formula,
	Assets (includes	calculated excluding
	Currency	Currency
Beginning assets of $1,000	Commitments)	Commitments
Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$ 500	$ 500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$ 8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration and Custody Agreements

State Street provides the Fund with custody and certain fund administration and accounting services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2017, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Lazard Fund Complex: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $20,000 to the Audit Committee Chair. Effective January 1, 2018, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director, and (3) an additional annual fee of $22,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statement of Operations shows the Independent Directors’ fees and expenses paid by the Fund.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2017 were $76,791,582 and $84,883,310, respectively.

For the year ended December 31, 2017, the Fund did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2017

7. Line of Credit

The Fund has a $30 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $30 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings is payable at the higher of the Federal Funds rate or the reserve adjusted LIBOR rate plus 0.95%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.15% per annum fee on the unused portion of the commitment (0.25% per annum if the unused portion is equal to or exceeds 25% of the committed line amount), payable quarterly in arrears. During the year ended December 31, 2017, the Fund had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance*	Loan Outstanding	Interest Rate
$22,424,863	$24,500,000	1.97%

*	For the 365 days borrowings were outstanding.

Management believes that the fair value of the liability under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding balance as of December 31, 2017 is categorized as Level 2 (see Note 10).

8. Investment Risks

(a) Non-US Securities Risk—The Fund’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Fund invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Fund’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Fund’s foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Fund may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows. During periods of reduced market liquidity, the Fund may not be able to readily sell debt securities at prices at or near their perceived value. Economic and other developments can adversely affect debt securities markets.

The Fund’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Fund’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2017

and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Fund are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Fund may have to reinvest the proceeds in an investment offering a lower yield (and the Fund may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(e) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Fund investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on exchange-traded funds and exchange-traded notes), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Fund may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Fund’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the invest-

ments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Fund to experience losses greater than if the Fund had not engaged in such transactions.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2017

The following table summarizes the valuation of the Fund’s assets and liabilities by each fair value hierarchy level as of December 31, 2017:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017
Assets:
Common Stocks*
Australia	$—	$1,848,799	$—	$1,848,799
Brazil	—	3,429,401	—	3,429,401
Canada	7,812,008	—	—	7,812,008
China	1,519,970	2,724,326	—	4,244,296
Denmark	—	2,338,873	—	2,338,873
Finland	—	1,783,533	—	1,783,533
France	—	2,131,343	—	2,131,343
Germany	—	5,782,432	—	5,782,432
Hong Kong	—	3,066,783	—	3,066,783
Ireland	—	2,833,880	—	2,833,880
Israel	—	1,663,243	—	1,663,243
Japan	—	14,259,466	—	14,259,466
Netherlands	—	3,225,029	—	3,225,029
Singapore	—	1,939,259	—	1,939,259
South Africa	—	1,606,881	—	1,606,881
Sweden	—	5,302,128	—	5,302,128
Switzerland	—	1,669,041	—	1,669,041
Taiwan	1,885,358	—	—	1,885,358
United Kingdom	2,066,023	18,411,964	—	20,477,987
United States	96,194,646	—	—	96,194,646
Foreign Government Obligations*	—	27,894,312	—	27,894,312
Short-Term Investments	335,623	—	—	335,623
Other Financial Instruments† Forward Currency Contracts	—	1,282,430	—	1,282,430
Total	$109,813,628	$103,193,123	$—	$213,006,751
Liabilities:
Other Financial Instruments† Forward Currency Contracts	$—	$(571,336)	$—	$(571,336)

*	Please refer to Portfolio of Investments and Notes to Portfolio of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2017

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments. The Fund recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

There were no transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2017.

For further information regarding security characteristics see Portfolio of Investments.

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

During the year ended December 31, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$95,000,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,282,430
Fair Value
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$571,336

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was:

Amount
Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$2,746,105
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$632,862

See Note 2(d) and the Portfolio of Investments for additional disclosures about derivative instruments.

As of December 31, 2017, the Fund held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the Fund is presented in the below table, as of December 31, 2017:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$1,282,430	$ —	$1,282,430

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2017

		Amounts Not Offset in the
		Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
Citibank NA	$489,142	$(418,575)	$—	$70,567
HSBC Bank USA NA	293,851	(97,268)	—	196,583
JPMorgan Chase Bank NA	102,120	(6,064)	—	96,056
Standard Chartered Bank	397,317	(49,429)	—	347,888
Total	$1,282,430	$(571,336)	$—	$711,094

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$571,336	$ —	$571,336

		Amounts Not Offset in the
		Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
Citibank NA	$418,575	$(418,575)	$—	$—
HSBC Bank USA NA	97,268	(97,268)	—	—
JPMorgan Chase Bank NA	6,064	(6,064)	—	—
Standard Chartered Bank	49,429	(49,429)	—	—
Total	$571,336	$(571,336)	$—	$—

12. Common Stock

The Fund may repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer, the ability of the Fund to raise cash to repurchase shares of its common stock in a tax efficient manner and general market conditions.

13. Accounting Pronouncements

In November 2016, the Financial Accounting Standards Board (the “FASB”) issued a new Accounting Standards Update No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-18”). ASU 2016-18 requires that a statement of cash flows explains the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for fiscal years beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

14. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that, except for the following, there were no subsequent events that required adjustment or disclosure.

Subsequent to December 31, 2017, the Fund received settlement proceeds in the amount of $1,132 from a foreign exchange trading class action lawsuit. The proceeds from the settlement represent a realized gain and were recorded in the period received.

Lazard Global Total Return and Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of Lazard Global Total Return and Income Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lazard Global Total Return and Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes to the financial statements. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 28, 2018

We have served as the auditor of one or more Lazard Fund Complex investment companies since 2004.

Lazard Global Total Return and Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Board of Directors:

Class I – Directors with Term Expiring in 2018

Independent Director(3):

Robert M. Solmson (70)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 - present)

Interested Director(4):

Nathan A. Paul (45)	Director (April 2017) Chief Executive Officer and	Investment Manager, Chief Business Officer (April 2017 - present) and Managing Director (2003 - present)
	President (February 2017)	Investment Manager, General Counsel (2002 - April 2017)

Class II – Directors with Term Expiring in 2019

Independent Directors(3):

Kenneth S. Davidson (72)	Director (February 2004)	Davidson Capital Management Corporation, an investment manager, President (1978 - present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 - 2014)

Nancy A. Eckl (55)	Director (February 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 - present)
TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)

Trevor W. Morrison (46)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 - present)

Columbia Law School, Professor of Law (2008 - 2013)

Class III – Directors with Term Expiring in 2020

Independent Directors(3):

Franci J. Blassberg (64)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 - present)
University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 - 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Richard Reiss, Jr. (73)	Director (February 2004)	Georgica Advisors LLC, an investment manager, Chairman (1997 - present)
Resource Americas, Inc., a real estate asset management company, Director (2016 - present)

Interested Director(4):

Ashish Bhutani (57)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present)
Lazard Ltd, Vice Chairman and Director (2010 - present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2018, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Officers(3):
Mark R. Anderson (47)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)

Managing Director (since February 2017, previously Director), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 - August 2014)

Christopher Snively (33)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)
Assurance Manager at PricewaterhouseCoopers LLP (2008 - November 2015)

Stephen St. Clair (59)	Treasurer (February 2004)	Vice President of the Investment Manager

Tamar Goldstein (42)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (36)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 - September 2015)

Cesar A. Trelles (43)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Class I Interested Director section above.

Lazard Global Total Return and Income Fund, Inc.

Tax and Other Information

(unaudited)

Tax Information

Year Ended December 31, 2017

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2017:

Of the dividends paid by the Fund, 29.38% of the dividends are qualified dividend income.

Of the dividends paid by the Fund, 9.62% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Fund has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Lazard Global Total Return and Income Fund, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.

P.O. Box 30170

College Station, Texas 77842-3170

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP
Eleven Times Square

New York, New York 10036-8299

http://www.proskauer.com

This report is intended only for the information of stockholders of Lazard Global Total Return and Income Fund, Inc.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,270 in 2016 and $36,270 in 2017 (plus expenses in each case).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $163,000 in 2016 and $175,000 in 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,210 in 2016 and $7,300 in 2017. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $0 in 2016 and $18,167 in 2017.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required preapproval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Preapproval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $1,152,787 in 2016 and $938,003 in 2017.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be preapproved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of whom is not an “interested person” (as defined in the Investment Company Act of 1940) of the Registrant (“Independent Directors”):

Nancy A. Eckl, Audit Committee Chair

Franci J. Blassberg

Kenneth S. Davidson

Trevor W. Morrison

Richard Reiss, Jr.

Robert M. Solmson

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Registrant’s proxies in accordance with Lazard’s proxy voting policy and guidelines (the “Voting Guidelines”) that provide as follows:

•	Lazard votes proxies in the best interests of its clients.

•	Unless Lazard’s Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

•	To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals (“Approved Guidelines”) or, if the Approved Guideline is to vote case-by-case, in accordance with the majority recommendation of the independent proxy services to which Lazard subscribes.

•	Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

•	vote as recommended by management in routine election or re-election of directors;

•	favor programs intended to reward management and employees for positive, long-term performance, evaluating whether Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

•	vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provision.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Principal Portfolio Managers

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Registrant’s portfolio:

James Donald is responsible for allocation of the Registrant’s assets between Global Equity Investments and Currency Investments (each, as defined in the notes to the Registrant’s annual report to shareholders contained in Item 1) and overall management of the Registrant’s portfolio.

Global Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining Lazard in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

Global Equity Investments. Michael G. Fry, Michael Powers, Ronald Temple and Andrew Lacey are the portfolio managers responsible for investing the Registrant’s assets allocated to Global Equity Investments.

Michael G. Fry, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Global Equity and International Equity teams. Prior to joining Lazard in 2005, Mr. Fry held several positions at UBS Global Asset Management, including Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981.

Ronald Temple, a Managing Director of Lazard, is responsible for oversight of Lazard’s US Equity and Multi-Asset strategies. Mr. Temple joined Lazard in 2001 and has been working in the investment field since 1991.

Mr. Lacey, a Deputy Chairman of Lazard, is a portfolio manager/analyst on various of Lazard’s US Equity and Global Equity teams. Mr. Lacey joined Lazard in 1996 and has been working in the investment field since 1995.

Mr. Powers, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Global Equity and International Equity teams. He began working in the investment field in 1990 when he joined Lazard.

Currency Investments. Ardra Belitz and Ganesh Ramachandran are jointly responsible for investment of the Registrant’s assets allocated to Currency Investments.

Ms. Belitz, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Income team, joined the team in 1998. Prior to joining Lazard in 1996, Ms. Belitz was with Bankers Trust Company. She began working in the investment industry in 1994.

Mr. Ramachandran, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Income team, joined the team in 2001. Mr. Ramachandran began working in the investment field in 1997 when he joined Lazard.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant’s component strategies (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Registrant is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities, as described below). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Registrant and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Registrant and the corresponding Similar Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Registrant, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. As illustrated in the table below, most of the portfolio managers manage a significant number of Similar Accounts (10 or more) in addition to the Registrant.

4. Generally, Lazard and/or some or all of the Registrant’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Registrant or may invest more significantly in a Similar Account.

5. The portfolio managers noted in footnote (#) to the table below manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Registrant.

6. The Registrant’s portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions. In addition, if the Registrant’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Registrant’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a registered investment company, it may be seen as harmful to the performance of any Similar Accounts or other client accounts investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions for the Registrant are made independently from those of Similar Accounts.  If, however, Similar Accounts desire to invest in, or dispose of, the same securities as the Registrant, available investments or opportunities for sales will be allocated equitably to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Registrant or the price paid or received by the Registrant.

8. Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a "Limited Offering"), Lazard will generally allocate Limited Offering shares among client accounts, including the Registrant, pro rata based upon the aggregate asset size (excluding leverage) of the account.  Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis.  It is often difficult for Lazard to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account.  Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

In some cases, Lazard may seek to limit the number of overlapping investments by the Registrant and Similar Accounts (securities of an issuer held in more than one Similar Account) or may choose different securities for the Registrant and Similar Accounts that employ similar investment strategies so that shareholders invested in the Registrant and such Similar Accounts may achieve a more diverse investment experience.  In such cases, the Registrant may be disadvantaged by Lazard’s decision to purchase or maintain an investment in the Registrant to the exclusion of one or more Similar Accounts (including a decision to sell the investment in the Registrant so that it may be purchased by a Similar Account).

Lazard and its affiliates and others involved in the management, investment activities, business operations or distribution of the Registrant or its shares, as applicable, are engaged in businesses and have interests other than that of managing the Registrant.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Registrant or the Registrant’s service providers, which may cause conflicts that could disadvantage the Registrant.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Registrant. Specifically, it shows the number of portfolios and assets managed by management teams of which each of the Registrant’s portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)#	Other Pooled Investment Vehicles ($*)#	OtherAccounts($*)#,+

Ardra Belitz	2 (28.1 million)	2 (287.1 million)	3 (143.7 million)
Michael G. Fry	11 (10.4 billion)	12 (2.7 billion)	173 (18.3 billion)
Ronald Temple	11 (12.9 billion)	14 (1.8 billion)	143 (6.3 billion)
James M. Donald	9 (20.2 billion)	16 (9.0 billion)	157 (20.7 billion)
Andrew D. Lacey	10 (12.8 billion)	10 (1.6 billion)	138 (6.3 billion)
Ganesh Ramachandran	2 (28.1 million)	2 (287.1 million)	3 (143.7 million)
Michael Powers	11 (10.4 billion)	12 (2.7 billion)	173 (18.3 billion)

* Total assets in accounts as of December 31, 2017.

# The following portfolio managers manage accounts with respect to which the advisory fee is based on the performance of the account:

(1) Mr. Donald manages three other accounts and one registered investment company with assets under management of approximately $2.9 billion and $4.0 billion, respectively.

(2) Mr. Fry and Mr. Powers manage one registered investment company and one other account with assets under management of approximately $4.0 billion and $117.3 million, respectively.

(3) Mr. Lacey and Mr. Temple manage one registered investment company and two other accounts with assets under management of approximately $10.1 billion and $745.5 million, respectively.

(4) Ms. Belitz and Mr. Ramachandran manage one other pooled investment vehicle with assets under management of approximately $284.1 million.

+ Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s component strategies. Portfolio managers responsible for managing the Registrant may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

During the fiscal year covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted fund interests. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The variable bonus for the Registrant’s portfolio management team in respect of its management of the Registrant is determined by reference to the MSCI All Country World® Index. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. Portfolio managers managing accounts that pay performance fees may receive a portion of the performance fee as part of their compensation.

Ownership of Registrant Securities

As of December 31, 2017, the portfolio managers of the Registrant owned the following shares of Common Stock of the Registrant.

Portfolio Manager	Market Value of Shares
Ardra Belitz	None
James M. Donald	$100,001-$500,000
Andrew D. Lacey	$100,001-$500,000
Ganesh Ramachandran	$10,001-$50,000
Michael Powers	None
Michael G. Fry	None
Ronald Temple	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date March 9, 2018

By	/s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date March 9, 2018